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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT
                               SEPTEMBER 11, 2002

                           LANDRY'S RESTAURANTS, INC.


STATE OR OTHER                   COMMISSION                   IRS EMPLOYER
JURISDICTION OF                 FILE NUMBER:                 IDENTIFICATION
INCORPORATION:                                                    NUMBER:
                                  000-22150
  DELAWARE                                                        0405386

                              1510 WEST LOOP SOUTH
                              HOUSTON, TEXAS 77027

                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE - (713) 850-1010


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Exhibits.

          99.1 Press Release dated September 11, 2002, announcing Landry's Restaurants, Inc.'s ("Landry's") execution of agreements to acquire the stock of Well Seasoned, Inc. et al and related assets from affiliated parties.


ITEM 9.  REGULATION FD DISCLOSURE.

     On September 11, 2002, Landry's announced execution of agreements to acquire the stock of Well Seasoned, Inc. and assets related to the Salt Grass Steakhouse Restaurants Inc. et al.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2002                 LANDRY'S RESTAURANTS, INC.


                                             /s/ Steven L. Scheinthal
                                          By:_________________________________
                                             Steven L. Scheinthal,
                                             Vice President-Administration and
                                             General Counsel

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                                  EXHIBIT INDEX

Exhibits.

          99.1 Press Release dated September 11, 2002 announcing Landry's execution of agreements to acquire the stock of Well Seasoned, Inc. and assets related to the Salt Grass Steakhouse Restaurants.